                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 13, 1999


                                TRIBUNE COMPANY
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     1-8572                   36-1880355
----------------------------        ------------           -------------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)


435 North Michigan Avenue, Chicago, Illinois                         60611
--------------------------------------------                      ----------
  (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (312) 222-9100


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.   Other Events.
          ------------

     An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-74961) originally filed March 24, 1999 by Tribune Company (the "Company").

     On April 9, 1999, the Company filed a final prospectus supplement dated April 7, 1999 pursuant to Rule 424(b) of the Securities Act of 1933, as amended, relating to Exchangeable Subordinated Debentures due 2029 (the "PHONES").

     On April 13, 1999, the Company executed the form of Debenture for the PHONES and delivered such form to Bank of Montreal Trust Company, as trustee. Such form of Debenture, which is an exhibit to the Registration Statement, is being filed as an exhibit hereto.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     The Company is filing herewith the following exhibit:

     (c)  Exhibit.

     The exhibit accompanying this report is listed in the accompanying Exhibit Index.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                       TRIBUNE COMPANY



Date:  April 14, 1999                  By: /s/ David J. Granat
                                          ------------------------------------
                                       Name:   David J. Granat
                                       Title: Vice President and Treasurer

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

                                 EXHIBIT INDEX
                                 -------------


          The following exhibit is filed herewith and is an exhibit to the Company's Registration Statement on Form S-3, Registration No. 333-74961, as noted below.

                     Registration No.
                         333-74961
Exhibit No.             Exhibit No.                       Exhibits
-----------          ----------------                     --------

     4                     4.4                Form of Exchangeable Subordinated
                                              Debenture due 2029.



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